Exhibit 10.6

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of August ___, 2016, by and between Applied Minerals, Inc., a Delaware corporation (the “Company”), and _______ (“Investor”).  The Company and the Investor are sometimes referred to herein collectively as the “Parties” and each of them individually, as a “Party”).

WHEREAS, this Agreement is made pursuant to the Investment Agreement, dated as of August ___, 2016, between the Company and the Investor (the “Investment Agreement”).

NOW, THEREFORE, in consideration of the promises and the mutual covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1. Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 8(h).

“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

“Agreement” shall have the meaning set forth in the Preamble.

“Allowable Grace Period” shall have the meaning set forth in Section 2(e).

“Chosen Courts” shall have the meaning set forth in Section 8(l).

“Commission” means the Securities and Exchange Commission.

“Common Shares” means ______ shares of the common stock of the Company, par value $0.001 per share, and any securities into which such shares may hereinafter be reclassified.

“Company” shall have the meaning set forth in the Preamble.

“Effective Date” means the date that the Registration Statement filed pursuant to Section 2(a) is first declared effective by the Commission.

“Effectiveness Period” shall have the meaning set forth in Section 2(b).

“Event” shall have the meaning set forth in Section 2(c).

“Event Date” shall have the meaning set forth in Section 2(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filing Deadline” means, with respect to the Initial Registration Statement required to be filed pursuant to Section 2(a), one hundred eighty days after the date hereof.

“Grace Period” shall have the meaning set forth in Section 2(e).

“Indemnified Party” shall have the meaning set forth in Section 7(c).

“Indemnifying Party” shall have the meaning set forth in Section 7(c).

“Initial Registration Statement” means the initial Registration Statement filed pursuant to Section 2(a) of this Agreement.

“Investment Agreement” shall have the meaning set forth in the Recitals.

“Investor” shall have the meaning set forth in the Preamble.

“Liquidated Damages” shall have the meaning set forth in Section 2(c).

“Losses” shall have the meaning set forth in Section 7(a).

“New Registration Statement” shall have the meaning set forth in Section 2(a).

“Party” shall have the meaning set forth in the Preamble.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Principal Market” means any Trading Market on which the Common Shares are primarily listed on and quoted for trading, if any.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means all of the (i) the Common Shares, (ii) the Warrant Shares and (iii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing now owned or hereafter acquired by the Investor; provided, that such securities shall cease to be Registrable Securities upon the earliest to occur of the following: (A) sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such securities sold shall cease to be a Registrable Securities); or (B) becoming eligible for sale without restriction under Rule 144 by the Investor.

“Registration Statements” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including without limitation the Initial Registration Statement, the New Registration Statement and any Remainder Registration Statements), amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

“Remainder Registration Statement” shall have the meaning set forth in Section 2(a).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Guidance” means (i) any publicly available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Trading Day” means (i) a day on which the Common Shares are listed or quoted and traded on its Principal Market (other than the OTC Bulletin Board), or (ii) if the Common Shares are not listed on a Trading Market (other than the OTC Bulletin Board or “pink sheets”), a day on which the Common Shares are traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Shares are not quoted on any Trading Market (other than the “pink sheets”), a day on which the Common Shares are quoted in the over-the-counter market as reported in the “pink sheets” by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Shares are not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, the OTC Bulletin Board or the “pink sheets” on which the Common Shares are listed or quoted for trading on the date in question.

“Warrants” means the _________warrants of the Company issued to the Investor to purchase Common Shares.

“Warrant Shares” means the _______ Common Shares issuable upon exercise of the Warrants (subject to adjustments contained in the Warrants).

2. Registration.

(a) On or prior to the Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities then owned by the Investor for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Investor may reasonably specify (the “Initial Registration Statement”). The Initial Registration Statement shall be on Form S-1 and shall contain a “Plan of Distribution” section, which section shall be subject to the review and consent of the Investor. Notwithstanding the registration obligations set forth in this Section 2, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform Investor thereof and use its best efforts to file amendments to the Initial Registration Statement as required by the Commission and/or (ii) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-1 or such other form available to register for  resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its best efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its best efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-1or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”).

(b) The Company shall use its best efforts to cause each Registration Statement to be declared effective by the Commission as soon as practicable but not later than 120 days after the filing date. The Company shall use its best efforts to keep each Registration Statement continuously effective under the Securities Act until the earlier of (i) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Investor or (ii) the date that all Registrable Securities covered by such Registration Statement may be sold without restriction by the Investor under Rule 144 as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s transfer agent (the “Effectiveness Period”). The Company shall request effectiveness of a Registration Statement as of 5:00 p.m. New York City time on a Trading Day. The Company shall promptly notify the Investor via facsimile or email of a “.pdf” format data file of the effectiveness of a Registration Statement within one (1) Trading Day of the Effective Date. The Company shall, by 9:30 a.m. New York City Time on the first Trading Day after the Effective Date, file a final Prospectus with the Commission, as and if required by Rule 424(b). Failure to so notify the Investor on or before the second Trading Day after such notification or effectiveness or failure to file a final Prospectus as aforesaid shall be deemed an Event under Section 2(c).

(c) If: (i) the Initial Registration Statement is not filed with the Commission on or prior to the Filing Deadline or (ii) after its Effective Date, (A) such Registration Statement ceases for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement), to remain continuously effective as to all Registrable Securities for which it is required to be effective or (B) the Investor is not permitted to utilize the Prospectus therein to resell such Registrable Securities other than during an Allowable Grace Period (any such failure or breach in clauses (i) and (ii) above being referred to as an “Event,” and, for purposes of clause (i), the date on which such Event occurs, or for purposes of clause (ii), the date on which such Allowable Grace Period is exceeded being referred to as an “Event Date”), then as the exclusive monetary damages (for the avoidance of doubt, this provision shall not limit any non-monetary rights the Investor may have hereunder or under applicable law), the Company shall pay to the Investor, in cash or shares of Common Stock , at the election of the Company, as liquidated damages and not as a penalty (“Liquidated Damages”), (i) .5% of the purchase price paid for the Common Shares and the Warrants under the Investment Agreement multiplied by a fraction, (1) the numerator of which is the number of Common Shares (including Warrant Shares) purchased under the Investment Agreement (subject to equitable adjustments set forth in Section 8(b)) minus the number of Common Shares (including Warrant Shares) that have been disposed of by the Investor as of the Event Date and (2) the denominator of which is the number of Common Shares (including Warrant Shares) purchased under the Investment Agreement (subject to equitable adjustments set forth in Section 8(b)) and (ii) for each subsequent 30-day period in which the Event remains uncured, an additional .5% of the purchase price paid for the Common Shares and the Warrants under the Investment Agreement multiplied by a fraction, (1) the numerator of which is the number of Common Shares (including Warrant Shares) purchased under the Investment Agreement (subject to equitable adjustments set forth in Section 8(b)) minus the number of such Common Shares that have been disposed of by the Investor as of the date on which such 30-day period ends and (2) the denominator of which is the number of Common Shares (including Warrant Shares) purchased under the Investment Agreement (subject to equitable adjustments set forth in Section 8(b)).  If the Company elects to make payment in Common Stock, the value of the Common Stock will be closing market price on the Event Date or if the Event Date is not a Trading Day, the next preceding Trading Day. The Parties agree that notwithstanding anything to the contrary herein or in the Investment Agreement, no Liquidated Damages shall be payable for any period after the expiration of the Effectiveness Period. The Liquidated Damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event. Notwithstanding the foregoing, the maximum amount of damages payable to an Investor pursuant to this Section 2(c) will be two percent of the purchase price of the Common Shares and the Warrants. The right to receive the Liquidated Damages under this Section 2(c) shall be the Investor’ exclusive remedy for any failure by the Company to comply with the provisions of this Section 2.

(d) Except with respect to the filing of the Initial Registration Statement, at least ten Trading Days prior to the anticipated filing date of a Registration Statement under this Agreement, the Company will notify Investor of any information relating to it other than the information previously provided, if any, required to be included in such Registration Statement which information shall be delivered to the Company promptly upon request and, in any event, within five Trading Days prior to the applicable anticipated filing date.

(e) Notwithstanding anything to the contrary herein, at any time after any Registration Statement has been declared effective by the Commission, the Company may notify the Investor in writing that the use of the Prospectus included in the Registration Statement may not be used for the resale of the Common Shares or Warrant Shares because of the need to file a document that will be incorporated by reference into a supplement to the Prospectus or a post-effective amendment to the Registration Statement (such period of time between the receipt of such written notice and the filing of such document hereinafter is referred to as the “Grace Period”).  The Company may delay taking the action in the preceding sentence  if the reason for the Grace Period is material, non-public information and disclosure of such information at the time is not, in the good faith judgment of the Company, in the best interests of the Company (provided, however, the Company shall promptly (i) notify the Investor in writing of the existence of the material non-public information giving rise to a Grace Period (provided that the Company shall not disclose the content of such material non-public information to the Investor) or the need to file a supplement or post-effective amendment, as applicable, and the date on which such Grace Period will begin, and (ii) notify the Investor in writing of the date on which the Grace Period ends; provided, further, that no single Grace Period shall exceed 75 consecutive days, and during any 365 day period, the aggregate of all Grace Periods shall not exceed an aggregate of 150 days (each Grace Period complying with this provision being an “Allowable Grace Period”). For purposes of determining the length of a Grace Period, the Grace Period shall be deemed to begin on the date the Investor receives the notice referred to in clause (i) above shall end on and include the later of the date the Investor receives the notice referred to in clause (ii) above and the date referred to in such notice. Notwithstanding anything to the contrary, the Company shall cause the transfer agent with respect to the Common Shares to deliver unlegended Common Shares to a transferee of an Investor in connection with any sale of Registrable Securities with respect to which an Investor has entered into a binding contract for sale prior to the beginning of a Grace Period and for which the Investor has not yet settled.

(f) Notwithstanding any other provision in this Section 2, if counsel to the Company reasonably determines, or if the staff of the SEC makes a comment to the effect, that the Investor is or may be deemed an underwriter and that disclosure must be made in a Prospectus supplement, post-effective amendment to the Registration Statement or any document incorporated by reference into the Registration Statement but such Investor refuses to permit the disclosure that such Investor is or may be an underwriter, then the Company and such Investor shall use their reasonable best efforts to take all actions necessary to permit such Investor to sell all or any portion of its Registrable Securities at anytime and from time to time as a registered secondary offering of securities.

3. Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than five Trading Days prior to the filing of a Registration Statement (and not less than three days for an Initial Registration Statement) and not less than two Trading Days prior to the filing of any related Prospectus or any amendment or supplement thereto (except for Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports), the Company shall, furnish to Investor copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the review of such Investor (it being acknowledged and agreed that if an Investor does not object to or comment on the aforementioned documents within such five Trading Day, three Trading Day or two Trading Day period, as the case may be, then such Investor shall be deemed to have consented to and approved the use of such documents). The Company shall not file any Registration Statement or amendment or supplement thereto in a form to which an Investor reasonably objects in good faith, provided that, the Company is notified of such objection in writing within the five Trading Day, three Trading Day or two Trading Day period described above, as applicable.

(b) (i) Prepare and file with the Commission such amendments (including post-effective amendments) and supplements, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period (except during an Allowable Grace Period); (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424 (except during an Allowable Grace Period); (iii) use best efforts to respond to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as possible, provide the Investor true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Investor  as “Selling Security holders” but not any comments that would result in the disclosure to the Investor of material and non-public information concerning the Company; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement until such time as all of such Registrable Securities shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Investor thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that Investor shall be responsible for the delivery of the Prospectus to the Persons to whom such Investor sells any of the Registrable Securities (including in accordance with Rule 172 under the Securities Act), and Investor agrees to dispose of Registrable Securities in compliance with the plan of distribution described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report which created the requirement for the Company to amend or supplement such Registration Statement was filed.

(c) Notify the Investor (which notice shall, pursuant to clauses (iii) through (v) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite amendments or supplements have been made) immediately and confirm such notice in writing no later than two Trading Days following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on any Registration Statement (in which case the Company shall provide to Investor true and complete copies of all comments and written responses thereto, but not information that the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.

(d) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

(e) If requested by an Investor, furnish to such Investor, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(f) Prior to any resale of Registrable Securities by any Investor, use its best efforts to register or qualify or cooperate with the Investor in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Investor under the securities or Blue Sky laws of such jurisdictions within the United States as any Investor reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective  for such reasonable period as requested by the Investor and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, to any such act or thing that would subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(g) Unless any Registrable Securities shall be in book-entry only form, if requested by any Investor, cooperate with such Investor to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Investor may reasonably request.

(h) Following the occurrence of any event contemplated by Section 3(c)(iii)-(v), as promptly as reasonably practicable (taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event), prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.

(i) The Company may require each selling Investor to furnish to the Company a certified statement as to (i) the number of Common Shares beneficially owned by such Investor and any Affiliate thereof, (ii) any Financial Industry Regulatory Authority (“FINRA”) affiliations, (iii) any natural persons who have the power to vote or dispose of its Common Shares and (iv) any other information as may be requested by the Commission, FINRA or any state securities commission. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of Registrable Securities because any Investor fails to furnish such information within three Trading Days of the Company’s request, any Liquidated Damages that are accruing at such time shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended until such information is delivered to the Company.

(j) The Company shall cooperate with any registered broker dealer that is required to make a filing with FINRA pursuant to FINRA Rules 5110 or 5190 in connection with the resale of any Registrable Securities by any Investor and pay the filing fee required for the first such filing.

4. Piggyback Rights.

If the Company at any time after the Filing Date and prior to the end of the Effectiveness Period proposes to register its Common Shares (or any security which is convertible into or exchangeable or exercisable for Common Shares) under a non-underwritten resale registration statement under the Securities Act, and the Investor’ Registrable Securities are not then subject to an effective resale registration statement, it will, at each such time, give prompt written notice to the Investor of its intention to do so, and Investor shall have the right, upon the written request of such Investor made within twenty days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Investor) to have its Registrable Securities offered in such registration statement.  The Company will use its best efforts to effect such registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by such Investor, to the extent requisite to permit the disposition of the Registrable Securities so to be registered; provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to the Investor and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from (a) its other obligations included herein, including the obligation to register the Registrable Securities, or (b) to pay any expenses of registration incurred therewith).

5. Piggyback Rights in an Offering by the Company.

If prior to the end of the Effectiveness Period, the Company proposes to register any of its securities pursuant to an underwritten offering for its own account, the Company will give prompt written notice to the Investor and Affiliate Shareholders (defined below) of its intention to do so, and Investor and Affiliate Shareholder shall have the right, upon the written request (each an “Underwriting Request”) of such Investor or Affiliate Shareholder made within 20 days after the receipt of any such notice (which Underwriting Request shall specify the Registrable Securities or other securities intended to be disposed of by such Investor or Affiliate Shareholder, as applicable) to have its Registrable Securities or other securities offered in such underwritten offering.  If the managing underwriter advises the Company in writing that, in its opinion, marketing factors require a limitation of the amount of securities to be underwritten (including Registrable Securities) because the amount of securities to be underwritten is likely to have a material adverse effect on the price, timing or distribution of the securities to be offered in such offering as contemplated by the Company, then, the Company will include: (i) first, 100% of the securities the Company proposes to sell and (ii) second, the number of (x) Registrable Securities which the Investor have requested pursuant an Underwriting Request to be included in such registration and (y) Affiliate Shares that the Affiliate Shareholders have requested pursuant to an Underwriting Request to be included in such registration.  The number of securities to be included for Investors as a group, on one hand, and the Affiliate Shareholders as a group, on the other, will be based pro rata on the number of securities that each group requests to be included in the Underwriting Request.  The  term “Affiliate Shareholders” refers to (1) funds as to which IBS Capital LLC or Samlyn Capital LLC serves as general partner, investment adviser, or in a similar position (2) Material Advisors LLC and its current or then former members, and (3) present or future members of the board of directors or senior management of the Company.  The term “Affiliate Shares” means the (a) shares of Common Stock, (b) options or warrants, and (c) shares of Common Stock issuable on exercise of such options and warrants owned beneficially (as determined under SEC Rule 13d-3) by the Affiliate Shareholders.  For the avoidance of doubt, piggyback rights shall apply only to sales of registered securities for the Company’s own account pursuant to an underwritten transaction through a registered broker-dealer.

6. Registration Expenses.

All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Shares are then listed for trading, (B) with respect to compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Investor) and (C) if not previously paid by the Company in connection with a filing by the Company, with respect to any filing that may be required to be made by any broker through which an Investor intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rules 5110 or 5190, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities, if applicable, and of printing of a reasonable number of Prospectuses if the printing of Prospectuses is requested by the Investor), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement and (vii) legal fees and expenses of one law firm retained by the Investor, together with any separate local counsel reasonably retained by such law firm; provided that such fees and expenses pursuant to this clause (vii) shall not exceed $5,000 in connection with the Initial Registration Statement and $5,000 in connection with any subsequent Registration Statement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Investor or, except to the extent provided for in a written agreement between the Investor and the Company, any legal fees or other costs of the Investor.

7. Indemnification.

(a) Indemnification by the Company.

The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless Investor, the officers, directors, agents, partners, members, managers, stockholders, Affiliates and employees of Investor, each Person who controls any such Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (or actions in respect thereof) (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Investor furnished in writing to the Company by such Investor expressly for use therein, (B) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(v), related to the use by an Investor of an outdated or defective Prospectus after the Company has notified such Investor in writing that the Prospectus is outdated or defective and prior to the receipt by such Investor of the Advice contemplated and defined in Section 8(h) below, but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected or (C) any such Losses arise out of the Investor’s (or any other indemnified Person’s) failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required, to the Persons asserting an untrue statement or alleged untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such Prospectus or supplement. The Company shall notify the Investor promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 7(c)) and shall survive the transfer of the Registrable Securities by the Investor.

(b) Indemnification by the Investor.

Investor shall indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon (x) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Investor furnished in writing to the Company by such Investor expressly for use therein or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(v), to the extent, but only to the extent, related to the use by such Investor of an outdated or defective Prospectus after the Company has notified such Investor in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 8(h). In no event shall the liability of any selling Investor hereunder be greater in amount than the dollar amount of the net proceeds received by such Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation (y) any untrue or alleged untrue statement of a material fact of such Investor not contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact of such Investor required to be stated or necessary to make the statements (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) and (z) any violation of the registration provisions under state Blue Sky laws by such Investor.

(c) Conduct of Indemnification Proceedings.

If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.  An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the actual or potential defendants in, or targets of, any action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnified Parties which are different from or additional to those available to the Indemnifying Party; (2) the Indemnifying Party has agreed in writing to pay such fees and expenses; (3) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (4) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.  Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within 20 Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder). The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 7, except to the extent that the Indemnifying Party is materially and adversely prejudiced in its ability to defend such action.

(d) Contribution.

If a claim for indemnification under Section 7(a) or 7(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a Party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such Party in connection with any Proceeding to the extent such Party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such Party in accordance with its terms. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7(d), no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Investor from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For the purposes of this Section 7, each Person who controls any Investor shall have the same rights to contribution as such Investor. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Investment Agreement.

8. Miscellaneous.

(a) Change of Control Transaction.

The Company shall not enter into any agreement with respect to or consummate any merger, consolidation, acquisition or other similar transaction or series of transactions to which the Company is a party, regardless of whether the Company is the surviving Person in such transaction, pursuant to which the holders of shares of Common Stock immediately prior to such transaction (including for this purpose the Warrant Shares) represent less than 50% of the shares of Common Stock outstanding immediately following such transaction (including for this purpose the Warrant Shares), unless (i) the Company provides prior written notice of any such transaction to Investor, specifying the counterparty’s name and contact information and such transaction’s basic terms, including the consideration to be received in connection therewith; and (ii) the counterparty in any such transaction agrees in writing, in form and substance reasonably satisfactory to Investor, to be bound and subject to the terms and conditions of this Agreement.

(b) Adjustments.

If, and as often as, there are any changes in the shares of capital stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions of this Agreement, as may be required, so that the rights, privileges, duties and obligations hereunder shall continue with respect to the Common Shares as so changed.

(c) Limitation on Other Registrations Rights.

Except with respect to any existing agreements or arrangements as contemplated in Section 5, the Company shall not enter into any agreement providing any demand or piggyback registration rights to any of its security holders that are superior to the rights of the Investor. The Company shall not, from the date hereof until the date that is 30 days after the Effective Date of the Registration Statement, prepare and file with the Commission a registration statement relating to an offering for its own account under the Securities Act of any of its equity securities other than a registration statement on Form S-8 or, in connection with an acquisition, on Form S-4.

(d) Roadshow Presentations.

The Company covenants to the Investor that, during the Effectiveness Period, it shall, at the reasonable request of any Investor, prepare materials for, and cause senior management to participate in, any in-person or electronic roadshow presentation to potential purchasers of Registrable Securities with respect to any proposed resale of Registrable Securities in an amount in excess of $10,000,000.

(e) Facilitation of Sales Pursuant to Rule 144 and Rule 144A.

The Company covenants to the Investor that to the extent it shall be required to do so under the Exchange Act, it shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), and if at any time the Company is not required to file such reports, it shall upon the request of any Investor, make available such information specified by Rule 144A(d)(1) under the Securities Act.  The Company further covenants to take such further action as any Investor may reasonably request, to the extent required from time to time to enable such Investor to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 and Rule 144A.  Upon the request of any Investor in connection with that Investor’s sale pursuant to Rule 144 and Rule 144A, the Company shall deliver to such Investor a written statement as to whether it has complied with such requirements.

(f) No Required Sale.

Nothing in this Agreement shall be deemed to create an independent obligation on the part of Investor to sell any Registrable Securities pursuant to any effective Registration Statement.

(g) Compliance.

Investor covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement

(h) Discontinued Disposition.

By its acquisition of Registrable Securities, Investor agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 3(c)(iii)-(v), such Investor will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(i) No Inconsistent Agreements.

Neither the Company nor its subsidiary has entered, as of the date hereof, nor shall the Company or its subsidiary, on or after the date hereof, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Investor in this Agreement or otherwise conflicts with the provisions hereof.

(j) Amendments and Waivers.

Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Parties, or in the case of a waiver, by the Party against whom such waiver is intended to be effective, which writing shall specifically reference this Agreement, specify the provision(s) hereof that it is intended to amend or waive and further specify that it is intended to amend or waive such provision(s). No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(k) Notices.

All notices and other communications hereunder shall be in writing and shall be deemed duly given if (i) served by personal delivery upon the Party for whom it is intended, (ii) delivered by registered or certified mail, return receipt requested, (iii) delivered by overnight air courier or (iv) sent by facsimile transmission or email, with prompt confirmation by telephone of such transmission or email, in each case to the addresses set forth immediately below or to such other addresses as may be designated in writing, in the same manner, by the Party receiving the communication.

If to the Company:

55 Washington Street, Suite 301

Brooklyn, NY    11201

Telephone:  ((212) 226-4265

Facsimile:     917.591.6397

Email: wgleeson@appliedminerals.com

Attention:    William Gleeson, Esq., General Counsel

To the Investor:

Listed in Investment Agreement

(l) Governing Law; Submission to Jurisdiction.

This Agreement and all disputes or controversies arising out of or relating to this Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to principals of conflicts of laws.  Each Party agrees that it shall bring any litigation with respect to any claim arising out of or related to this Agreement, exclusively in the United States District Court for the Southern District of New York or any New York State court sitting in New York County (together with the appellate courts thereof, the “Chosen Courts”), and solely in connection with claims arising under this Agreement (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over either Party, (iv) agrees that service of process upon such Party in any such action or proceeding shall be effective if notice is given in accordance with Section 8(k) of this Agreement, although nothing contained in this Agreement shall affect the right to serve process in any other manner permitted by law and (v) agrees not to seek a transfer of venue on the basis that another forum is more convenient.  Notwithstanding anything herein to the contrary, (i) nothing in this Section 8(l) shall prohibit any Party from seeking or obtaining orders for conservatory or interim relief from any court of competent jurisdiction and (ii) each Party agrees that any judgment issued by a Chosen Court may be recognized, recorded, registered or enforced in any jurisdiction in the world and waives any and all objections or defenses to the recognition, recording, registration or enforcement of such judgment in any such jurisdiction.

(m) Waiver of Trial by Jury.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(n) Cumulative Remedies.

The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(o) Successors and Assigns.

This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each Party. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than the Parties or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign its rights or obligations hereunder without the prior written consent of the Investor.  Investor may assign its respective rights hereunder to any other Person so long as such other Person executes a joinder to this Agreement.

(p) Headings.

All heading references contained in this Agreement (including in the table of contents) are for convenience purposes only and shall not be deemed to limit or affect any of the provisions of this Agreement.

(q) Severability.

The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction; provided, that, if any one or more of the provisions contained in this Agreement shall be determined to be excessively broad as to activity, subject, duration or geographic scope, it shall be reformed by limiting and reducing it to the minimum extent necessary, so as to be enforceable under applicable law.

(r) Specific Performance.

The Parties hereby acknowledge and agree that the failure of any Party to perform its agreements and covenants hereunder will cause irreparable injury to the other Party for which damages, even if available, will not be an adequate remedy.  Accordingly, each Party hereby consents to the issuance of injunctive relief by the Chosen Courts to compel performance of such Party’s obligations and to the granting by the Chosen Courts of the remedy of specific performance of its obligations hereunder.

(s) Counterparts.

This Agreement may be executed in counterparts, all of which shall be considered one and the same instrument, and shall become effective when one or more counterparts have been signed by each Party and delivered to the other Party

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Registration Rights Agreement as of the date first written above.

APPLIED MINERALS, INC.

By____________________________

Name:_________________________

Title:__________________________

______________________________

:

Signature Page to Registration Rights Agreement